SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                     Exchange Act of 1934 (Amendment No. 3)

Check the appropriate box:

[X]    Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]    Definitive Information Statement

                              METHOD PRODUCTS CORP.
     ----------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)


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       1)     Title of each class of securities to which transaction applies:
              Common Stock, par value $.0001 per share
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              pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not
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
                                PRELIMINARY COPY

                              METHOD PRODUCTS CORP.
                         2101 NW 33rd Street, Suite 600A
                          Pompano Beach, Florida 33069

                         -------------------------------

                              INFORMATION STATEMENT

                         -------------------------------

                           Pursuant to Regulation 14C
                                Promulgated Under
                 the Securities Exchange Act of 1934, as amended

         This Information Statement, which is being mailed on or about _________, 2001 to holders of record on January 24, 2001 of shares of the common stock, par value $.0001 per share (the "Common Stock"), of Method Products Corp., a Delaware corporation (the "Company and/or MPC-Delaware"), is being furnished pursuant to the requirements of Regulation 14C under the Securities Exchange Act of 1934, as amended.

         On January 24, 2001, the Board of Directors of the Company and majority shareholders executed and delivered to us a Written Consent to Corporate Action (the "Written Consent") whereby they approved the reincorporation of the Company from Delaware to Florida (the "Reincorporation"). The Reincorporation will be accomplished by merging the Company with and into our newly-formed, wholly owned Florida subsidiary, Method Products Corp. ("MPC- Florida"). Among other matters, the Articles of Incorporation for MPC-Florida will provide for 80,000,000 authorized shares of Common Stock, $.0001 par value [representing an increase of 60,000,000 from MPC-Delaware's Certificate of Incorporation which provided for 20,000,000 shares] as well as authorization for 2,000,000 shares of "blank check" preferred stock, $.0001 par value [MPC-Delaware's Certificate of Incorporation does not provide for preferred stock]. Pursuant to the Written Consent, the signatories thereto approved providing for such increased share authorization in the articles of incorporation for MPC-Florida.

         Pursuant to the Written Consent, the Board of Directors and majority shareholders also approved the adoption of the Method Products Corp. 2001 Stock Option Plan (the "Plan") to provide for the grant of options to purchase up to 500,000 shares of the Company's Common Stock to Company employees, directors and consultants.

         Such approval by the Board of Directors and by the holders of a majority of the issued and outstanding shares of Common Stock is adequate under Delaware and Florida law to implement such reincorporation and adoption of the Plan.

         As a result, this Information Statement is being provided for informational purposes only. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         As of January 24, 2001 there were 8,394,589 shares of Common Stock of the Company issued and outstanding. Each share of Common Stock entitles its holder to one vote.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of Common Stock as of January 24, 2001 by: (i) each of our officers and directors, (ii) each person who is known by us to own beneficially more than 5% of the outstanding shares of Common Stock, and (iii) all of our officers and directors as a group:

                                                                    Percentage
Name and Address of                     Number of Shares            Ownership
Beneficial Owner(1)(2)                Beneficially Owned(3)         of Class(3)
----------------------                ---------------------         -----------

Mark Weitsman (4)                         3,350,000 (4)                 35%
Michael Beaubien (5)                      3,350,000 (5)                 35%
Mark Antonucci (6)                        1,306,802 (6)                 15%
Georges Karam (7)                           401,500 (7)                  4%
David Liu                                 1,037,000 (8)                 12%
 110 Algonguin Road
 Newton, MA 02467
Anthony D. Ivankovich                       737,000                      9%
  536 Woodland Drive
  Glenview, IL 60026
David Macias                                925,000 (9)                  7%
  3171 Leewood Terrace L232
  Boca Raton, FL 33431
Officers and directors
  as a group (4 people) (10)              8,508,302 (10)                74%
-----------

(1) Each person's Address is c/o Company, 2101 NW 33rd Street, Suite 600A, Pompano Beach, FL 33069, unless otherwise noted.

(2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to the shares of Common Stock beneficially owned by each such person.

(3) A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of convertible debt. Except as otherwise specified, each beneficial owner's percentage ownership is determined by assuming that stock options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof, have been exercised or converted.

(4) Consists of 2,350,000 shares of Common Stock, and option to purchase 1,000,000 shares of Common Stock at an exercise price of $.35. Mr. Weitsman is the President, Chief Operating Officer and a Director of the Company.

(5) Consists of 2,350,000 shares of Common Stock, and option to purchase 1,000,000 shares of Common Stock at an exercise price of $.35. Mr. Beaubien is the Executive Vice President and a Director of the Company.

(6) Consists of 500,000 shares of Common Stock, and option to purchase 10% of the Company's issued and outstanding shares of Common Stock at an exercise price of $.0001. Mr. Antonucci is the Chief Executive Officer, Chief Financial Officer, Secretary and a Director of the Company.

(7) Consists of 301,500 shares of Common Stock, and option to purchase 100,000 shares of Common Stock at an exercise price of $.75. Mr. Karam is a Director of the Company.

(8) Consists of 202,000 shares of Common Stock, 335,000 shares of Common Stock owned by SC LIU Limited, and an option to purchase 500,000 shares of Common Stock at an exercise price of $1.00.

(9) Such share ownership is in connection with two immediately exercisable options to purchase such shares of Common Stock at an exercise price of $.75.

(10)     See footnotes (1)-(7) above.


                                    ISSUE ONE

                          CHANGE IN CORPORATE DOMICILE

         We propose to change our state of incorporation from Delaware to Florida (the "Reincorporation"). For the reasons set forth below, the Board of Directors believe that our best interest and our shareholders will be served by the Reincorporation. Such Reincorporation will be accomplished by merging the Company with and into our newly-formed, wholly owned Florida subsidiary, MPC-Florida. The proposal to change our state of incorporation, increase our authorized number of Common Stock from 20,000,000 shares to 80,000,000 and authorize 2,000,000 "blank check" preferred shares does not give our shareholders dissenters' or appraisal rights under Delaware law.

         We are now headquartered in Florida and have no operations in Delaware. Our Board of Directors believe that a change in our state of incorporation from Delaware to Florida will provide cost savings to us. Corporations organized under the Delaware General Corporation Law ("DGCL") are required to pay a franchise tax to the state of Delaware. The annual franchise tax payable by us to Delaware for 2001, absent the change of domicile would be approximately $5,800. By contrast, corporations organized under the Florida Business Corporation Act ("FBCA") do not pay annual franchise taxes to the State of Florida, but instead pay a nominal fee of approximately $150 in connection with the filing of annual reports.

         If we are merged with and into the Florida subsidiary, we will be required to pay the pro- rata portion of the 2001 Delaware franchise tax applicable to the portion of the year in which we existed as a Delaware corporation.

         In addition to the proposed cost savings, we believe that the FBCA will meet our business needs and that the DGCL does not offer corporate law advantages sufficient to warrant payment of the franchise tax burden that results from maintaining a Delaware domicile. The FBCA is based on the Revised Model Business Corporation Act and is a modern and flexible code. For the most part such code provides virtually the same flexibility in the management of a corporation and in the conduct of various business transactions as provided by the DGCL. Additionally, the Board believes that Reincorporation is consistent with our philosophy of maintaining a positive corporate presence in Florida. The transaction will not result in any change in our name, business, management, location of its principal executive offices, assets, liabilities or net worth.

         To effect our Reincorporation in Florida, we will be merged with and into a newly formed, wholly-owned subsidiary incorporated in Florida pursuant to a Plan and Agreement of Merger by and between the Company and MPC-Florida ("Plan and Agreement of Merger"). The Florida subsidiary, named Method Products Corp., a Florida corporation ("MPC-Florida") will be the surviving corporation. MPC-Florida was incorporated under the FBCA for the sole purpose of merging with us, has no material assets and/or liabilities and will not have been engaged in any business prior to the merger. Following the merger, MPC-Florida will conduct the business of the Company as a Florida corporation under the name Method Products Corp. and will assume all of our assets and liabilities including contractual obligations and obligations under our outstanding indebtedness. Our existing Board of Directors and officers will become the Board of Directors and officers of the surviving corporation for identical terms of office.

         Upon consummation of the Reincorporation, each outstanding share of our Common Stock will automatically be converted into one fully paid and nonassessable share of outstanding Common Stock of MPC-Florida. Outstanding options to purchase or otherwise acquire shares of our Common Stock will be converted into options to purchase or otherwise acquire the same number of shares of Common Stock of MPC-Florida at the same exercise price per share and upon the same terms and conditions as presently set forth in each such option. We do not intend to issue new stock certificates to stockholders of record upon the effective date of the merger and each certificate representing issued and outstanding shares of our Common Stock immediately


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

prior to the effective date of the merger will evidence ownership of the shares of common stock of MPC-Florida after the effective date of the merger. Thus, it will not be necessary for our shareholders to exchange their existing stock certificates for certificates of MPC-Florida. Our outstanding stock certificates should not be destroyed or sent to us. We anticipate that delivery of existing certificates of Common Stock will constitute "good delivery" of shares of common stock of MPC-Florida in transactions on the Over-the-Counter Bulletin Board ("OTCBB"), where the Company's Common Stock is anticipated to be listed for trading, assuming clearance from the National Association of Securities Dealers, Inc. ("NASD") of which no assurances are given. An application to be listed on the OTCBB is currently pending with the NASD.

         Other than revisions to statutory references necessary to conform with FBCA and as otherwise described herein, MPC-Florida's articles of incorporation and bylaws are substantially similar to the Company's current certificate of incorporation, as amended and bylaws.

         A copy of the proposed Plan and Agreement of Merger and Articles of Incorporation of MPC-Florida are attached hereto as Exhibits A and B, respectively.

PLEASE NOTE: Stockholders need not exchange their existing stock certificates for stock certificates of the surviving corporation. However, any stockholders desiring new stock certificates representing common stock of the surviving corporation may submit their existing stock certificates to The Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880 Reno, Nevada 89501, our transfer agent, and obtain new certificates. There will be a charge of approximately $15.00 payable by any shareholder desiring a new share certificate.

CERTAIN DIFFERENCES BETWEEN THE CORPORATE LAWS OF DELAWARE AND FLORIDA

         Although it is not practical to compare all of the differences between
(a) Delaware law and our current certificate of incorporation, as amended and bylaws and (b) Florida law and the articles of incorporation and bylaws of the surviving corporation, the following is a summary of differences which we believe may significantly affect the rights of stockholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the DGCL, the FBCA and the forms of the articles of incorporation and bylaws of the surviving corporation.

         Dividends and Repurchases
         -------------------------

         A Delaware corporation may pay dividends out of "surplus" or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year. Surplus is defined as the net assets of the corporation over the corporation's capital. Under the DGCL, a corporation may repurchase its shares only if the capital of the corporation is not impaired and the repurchase does not impair the corporation's capital.

         Under the FBCA, a corporation may make distributions to stockholders (subject to any restrictions contained in the corporation's articles of incorporation) as long as, after giving effect to the distribution, (a) the corporation will be able to pay its debts as they become due in the usual course of business and (b) the corporation's total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permits otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Pursuant to the FBCA, a corporation's repurchase of its own capital stock is deemed to be a distribution. The surviving corporation's articles of incorporation will not alter these provisions of Florida law.

         Special Meetings
         ----------------

         Under Delaware and Florida law, special meetings of the stockholders may be called by the Board of Directors or by such persons as may be authorized by the certificate of incorporation and the articles of incorporation, respectively or the bylaws. In addition, Florida law permits the holders of not less than 10% of all votes entitled to be cast on any issue (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation) to call a special meeting. Our current bylaws provide that a special meeting may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the directors or stockholders entitled to vote. After the Reincorporation, our bylaws will provide that a special meeting, except as prescribed by statute, may be called at any time by the Board, the Chairman, by the President or by the holders of not less than ten percent (10%) of the outstanding shares entitled to vote at any meeting of the shareholders.

         Action by Written Consent
         -------------------------

         Under Delaware law, unless otherwise provided in a corporation's certificate of incorporation, the shareholders may take action without a meeting if a consent in writing to such action is signed by the shareholders having a minimum number of votes that would be necessary to take such action at the meeting. Our current certificate of incorporation does not provide otherwise.

         Under the Florida Act, unless otherwise provided in a corporation's articles of incorporation, any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if the action is taken by the holders of outstanding shares entitled to vote therein having not less than a minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The surviving corporation's articles of incorporation do not provide otherwise.

         Quorum for Stockholder Meetings
         -------------------------------

         Under the DGCL, unless otherwise provided in a corporation's certificate of incorporation or its bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders, but in no event may a quorum consist of less than one-third of the shares entitled to vote on such matter. Our current bylaws provide that the presence in person or by proxy of stockholders constituting a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders.

         The FBCA is similar to the DGCL, except that the quorum requirement may be provided in a corporation's articles of incorporation but not its bylaws. The surviving corporation's articles of incorporation do not alter the stockholder quorum requirements.

         Stockholder Voting Requirements
         -------------------------------

         Under both the DGCL and the FBCA, if a quorum is present, directors are generally elected if they receive more votes favoring their election than opposing it, unless a greater number of votes is required by the certificate of incorporation or by-laws (in the case of a Delaware corporation) or the articles of incorporation (in the case of a Florida corporation). With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the FBCA or a Florida corporation's articles of incorporation (but not its bylaws), if a quorum is present a proposal generally is approved if the votes cast by stockholders favoring the action exceed the votes cast by stockholders opposing the action. Under the DGCL, and unless otherwise provided by the DGCL or a Delaware corporation's certificate of incorporation or bylaws, a proposal is approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter. As a result, abstentions under Delaware law have the effect of a vote against most proposals. Our current bylaws provide that a proposal generally is approved if the votes cast by stockholders favoring the action exceed the votes cast by stockholders opposing the action.

         Under both the DGCL and the FBCA, in the case of a merger, consolidation or a sale, lease or exchange of all or substantially all of the assets of a corporation, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is generally required. Accordingly, under the DGCL and the FBCA, abstentions have the same effect as votes against such a transaction.

         Proxies
         -------

         Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Florida law, a proxy is generally effective only for a period of 11 months unless otherwise provided in the proxy.

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

         Board Recommendations Regarding Merger
         --------------------------------------

         Both the FBCA and the DGCL generally provide that the stockholders of a corporation must approve a merger. In order to obtain stockholder approval, the board of directors of a Florida corporation must "recommend" the plan of merger and, in Delaware, the board of directors must make a declaration of the merger's "advisability." The DGCL, however, permits the board of directors to change its recommendation without withdrawing the merger agreement from stockholder consideration. Further, the DGCL provides that the terms of the merger agreement may require that the merger agreement be submitted to the stockholders whether or not the board of directors subsequently determines that the agreement is no longer advisable.

         The FBCA provides that the board of directors may condition its submission of the proposed merger on any basis.

         Merger with Subsidiary
         ----------------------

         Under the DGCL, a parent corporation may merge with its subsidiary, without stockholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary and will be the surviving entity. The FBCA allows a merger with a subsidiary without shareholder approval if the parent owns 80% of each class of capital stock of the subsidiary and there is no material change to the articles of incorporation of the parent company as they existed before the merger.

         Consideration for Stock
         -----------------------

         Under the DGCL, shares cannot be issued for less than par value. The par value must be paid in a combination of cash, property or past services. The balance may be paid by a secured promissory note or other binding obligation. Under the FBCA, a corporation may issue its capital stock in return for tangible or intangible property or benefit to the corporation. Shares may be issued for less than par value.

         Board Vacancies
         ---------------

         The DGCL provides that, unless otherwise provided in a corporation's certificate of incorporation or bylaws, a vacancy or newly created directorship on the board of directors may be filled by a majority of the remaining directors, even though less than a quorum. Under the FBCA, a vacancy on the board of directors may be filled by an affirmative vote of the remaining directors or by the shareholders, unless the articles of incorporation provides otherwise. The surviving corporation's articles of incorporation do not provide otherwise.


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

         Affiliated Transactions and Control Share Acquisitions
         ------------------------------------------------------

         The FBCA has a statute governing "affiliated transactions," and the DGCL has a similar governing "business combinations." The FBCA also has a statute governing "control share acquisitions." Our current certificate of incorporation and the surviving corporation's articles of incorporation do not contain provisions electing to be exempt from these provisions.

         Under the DGCL, a corporation may not engage in any "business combination" (as defined in the DGCL) with an "interested stockholder" for three years after such stockholder becomes an interested stockholder. An interested stockholder is any person who is the beneficial owner of 15% or more of the outstanding voting stock of the corporation. These business combinations are substantially the same as the "affiliated transactions" described below with respect to the FBCA. A corporation may enter into a business combination with an interested stockholder if (a) the Board of Directors approves either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder before the date on which the stockholder becomes an interested stockholder, (b) upon consummation of the transaction resulting in the stockholder reaching the 15% threshold, the stockholder owned 85% of the outstanding voting shares at the time the transaction commenced, excluding those shares held by directors who are also officers, or employee stock plans in which the participants do not have the right to determine confidentially whether shares subject to the plan will be tendered in a tender or exchange offer, or (c) on or subsequent to becoming an interested stockholder, the business combination is approved by the board of directors and is authorized at a meeting by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder. These restrictions do not apply if the corporation does not have a class of stock (a) listed on a national securities exchange, (b) authorized for quotation on the Nasdaq Stock Market, or (c) held of record by more than 2,000 stockholders unless any of the foregoing results from the actions of the interested stockholder.

         The FBCA provides that an "affiliated transaction" with an "interested shareholder" must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested shareholder. An interested shareholder is any person who is the beneficial owner of 10% or more of the outstanding voting stock of the corporation. The transactions covered by the statute include, with certain exceptions, (a) mergers and consolidations to which the corporation and the interested shareholder are parties, (b) sales or other dispositions of substantial amounts of the corporation's assets to the interested shareholder,
(c) issuances by the corporation of substantial amounts of its securities to the interested shareholder, (d) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder, (e) any reclassification of the corporation's securities that has the effect of substantially increasing the percentage of outstanding voting shares of the corporation beneficially owned by the interested shareholder, and (f) the receipt by the interested shareholder of certain loans or other financial assistance from the corporation. The two-thirds approval requirement does not apply if, among other things: (a) the transaction has been approved by a majority of the corporation's disinterested directors (as defined in the statute), (b) the interested shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years preceding the transaction, (c) the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares (exclusive of shares acquired directly from the corporation in a transaction not approved by a majority of the disinterested directors, (d) the corporation has not had more than 300 shareholders of record at any time during the preceding three years, or (e) certain fair price and procedural requirements are satisfied.

         The FBCA's control share acquisition statute provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding the interested shares. The thresholds specified in the FBCA are the acquisition of a number of shares representing: (a) 20% or more, but less than 33% of the voting power of the corporation, (b) 33% or more but less than a majority of the voting power of the corporation, or (c) a majority or more of the voting power of the corporation. This statute does not apply if, among other things, the acquisition is (a) approved by the corporation's board of directors before the acquisition, (b) pursuant to a pledge or other security interest created in good faith and not for the purpose of circumventing the statute, (c) pursuant to the laws of intestate succession or pursuant to gift or testamentary transfer, or (d) pursuant to a statutory merger or share exchange to which the corporation is a party. This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation's articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the stockholders of the corporation and the acquiring stockholder acquires a majority of the voting power of the corporation, all stockholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters' rights.

         Delaware does not have any statutory provision comparable to Florida's control share acquisition statute.

         Other Matters
         -------------

         The FBCA provides that in discharging their fiduciary duties to the corporation, directors may consider the social, economic, legal or other effects of any action on the employees, suppliers and customers of the corporation or its subsidiaries and the communities in which the corporation and its subsidiaries operate, in addition to the effect on stockholders. Delaware does not have a comparable statutory provision.

         Removal of Directors
         --------------------

         The DGCL provides that, except with respect to corporations with classified boards or cumulative voting, a director may be removed, with or without cause, by the holders of the majority in voting power of the shares entitled to vote at an election of directors. In the event the

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

corporation's board of directors is classified, stockholders may effect such removal only for cause, unless the corporation's certificate of incorporation provides otherwise.

         The FBCA provides that, except with respect to corporations with directors elected by a voting group of stockholders or by cumulative voting, stockholders may remove one or more directors with or without cause unless the corporation's articles of incorporation provides that directors may be removed only for cause. None of our directors are elected by a voting group and there is no cumulative voting. The surviving corporation's articles of incorporation do not provide that a director may be removed only for cause.

         Committees of the Board of Directors
         ------------------------------------

         The DGCL and the FBCA both provide that the board of directors of a corporation may delegate many of its duties to one or more committees elected by a majority of the board. A Delaware corporation may delegate to a committee of the board of directors all the powers and authority of the board of directors in the management of the business and affairs of the corporation but no such committee may approve or adopt or recommend to the stockholders any action or matter for which the DGCL requires shareholder approval or adopt, amend or repeal any bylaw of the corporation.

         The FBCA places more limitations on the types of activities that can be delegated to committees of the board. Under Florida law, a committee of the board of directors may not approve or recommend to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

         Dissenters' Rights
         ------------------

         Under the DGCL, dissenters' rights are afforded to stockholders who follow prescribed statutory procedures in connection with a merger or consolidation (subject to restrictions similar to those provided by the FBCA, as described below). Under the DGCL, there are no appraisal rights in connection with a sale of substantially all the assets of a corporation, reclassifications of stock or other amendments to the certificate of incorporation that adversely affect a class of stock, unless specifically provided in the certificate of incorporation. The Company's current certificate of incorporation, as amended do not so specifically provide for dissenters' rights in these circumstances. Dissenters' rights do not apply to a stockholder of a Delaware corporation if the stockholder's shares were (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Security Dealers, Inc. or (b) held of record by more than 2,000 stockholders. Notwithstanding the foregoing sentence, however, under the DGCL, a stockholder does have dissenters' rights if the stockholder is required by the terms of the agreement of merger or consolidation to accept anything for his shares other than (a) shares of stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of any other corporation which is so listed or designated or held of record by more than 2,000 stockholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing.

         Under the FBCA, dissenting stockholders who follow prescribed statutory procedures are, in certain circumstances, entitled to appraisal rights in the case of (a) a merger or consolidation; (b) a sale or exchange of all or substantially all the assets of a corporation; (c) amendments to the articles of incorporation that adversely affect the rights or preferences of stockholders;
(d) consummation of a plan of share exchange if the stockholder is entitled to vote on the plan; and (e) the approval of a control share acquisition pursuant to Florida law. Such rights are not provided when (a) such stockholders are stockholders of a corporation surviving a merger or consolidation where no vote of the stockholders is required for the merger or consolidation; or (b) shares of the corporation are listed on a national securities exchange, designated as a national market security by the Nasdaq Stock Market or held of record by more the 2,000 stockholders.

         Derivative Actions
         ------------------

         The DGCL provides that:

         o a person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the stock thereafter devolved on such person by operation of law;

         o a complaint in a derivative proceeding must set out the efforts made by a person, if any, to obtain the desired action from the directors or comparable authority and the reason for the failure to obtain such action or for not making the effort; and

         o a derivative proceeding may be settled or discounted only with court approval.

         In addition, under the DGCL, a court may dismiss a derivative proceeding if:

         o the court finds that a committee of independent directors has determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation; and

         o the court determines in its own business judgment that the action should be dismissed.

         The FBCA provides for similar requirements, except that:

         o a complaint in a derivative proceeding must be verified and must allege with particularity that a demand was made to obtain action by the board of directors and that the demand was refused or ignored;

         o a court may dismiss a derivative proceeding if the court finds that independent directors (or a committee of independent persons appointed by such directors) have determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation; and

         o if an action was brought without reasonable cause, the court may require the plaintiff to pay the corporation's reasonable expenses.

         Amendment to Charter
         --------------------

         The DGCL and the FBCA generally provide that an amendment to the certificate of incorporation and/or articles of incorporation must be approved by the board of directors and by the stockholders of a corporation. The DGCL provides that a vote to amend the corporation's certificate of incorporation requires the approval of a majority of the outstanding stock entitled to vote. Therefore, under the DGCL, an abstention or a non-vote effectively counts as a vote against an amendment to the certificate of incorporation.

         Under the FBCA, an amendment to a Florida corporation's articles of incorporation generally requires that the votes cast in favor of the amendment exceed the votes cast against the amendment unless the FBCA, the corporation's article of incorporation or the corporation's board of directors requires a greater vote.

         Amendments to Bylaws
         --------------------

         The DGCL provides that the stockholders and, if provided in the certificate of incorporation, the Board of Directors, are entitled to amend the bylaws. The FBCA provides that the stockholders, as well as the directors, may amend the bylaws, unless such power is reserved to the stockholders by the articles of incorporation or by specified action of the stockholders. The surviving corporation's articles of incorporation do not reserve such power to the stockholders.

         Liability of Directors
         ----------------------

         The DGCL permits a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breaches of fiduciary duty, including conduct that could be characterized as negligence or gross negligence. However, the DGCL provides that the certificate of incorporation cannot eliminate or limit liability for (a) breaches of the director's duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violation of the law, (c) an unlawful distribution, or (d) the receipt of improper personal benefits. The DGCL further provides that no such provision will eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Our current certificate of incorporation includes a provision eliminating director liability for monetary damages for breaches of a fiduciary duty to the maximum extent permitted by the DGCL.

         Under the FBCA, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless the director breached or failed to perform his duties as a director and such breach or failure constitutes (a) a violation of criminal law unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (b) a transaction from which the director derived an improper personal benefit, (c) a circumstance resulting in an unlawful distribution, (d) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a stockholder, conscious disregard for the best interests of the corporation or willful misconduct, or (e) in a proceeding by or in the right of one other that the corporation or a stockholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

         Indemnification
         ---------------

         Under both the FBCA and the DGCL, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys' fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The FBCA and the DGCL each provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. The FBCA also provides that, unless a corporation's articles of incorporation provides otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or stockholders of the corporation have determined that the persons are not entitled to indemnification.

         The bylaws of the surviving corporation provides that directors, officers employees and agents will be indemnified to the fullest extent permitted by the FBCA.

         Stockholder Inspection of Books and Records
         -------------------------------------------

         The DGCL permits any stockholder the right, during usual business hours, to inspect and copy the corporation's stock ledger, stockholders list and other books and records for any proper purpose upon written demand under oath stating the purpose thereof.

         Under the FBCA a stockholder is entitled to inspect and copy the articles of incorporation, bylaws, certain board and stockholders resolutions, certain written communications to stockholders, a list of the names and business addresses of the corporation's directors and officers, and the corporation's most recent annual report during regular business hours only if the stockholder gives at least five business days' prior written notice to the corporation. In addition, a stockholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours only if the stockholder gives as least five business days' prior written notice to the corporation and (a) the stockholder's demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose. The FBCA also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding stockholder has, within two years preceding such demand, sold or offered for sale any list of stockholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of stockholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

         Treasury Stock
         --------------

         A Delaware corporation may reacquire its own issued and outstanding capital stock, and such capital stock is deemed treasury stock that is issued but not outstanding. A Florida corporation may also reacquire its own issued and outstanding capital stock. Under the FBCA, however, all capital stock reacquired by a Florida corporation is automatically returned to the status of authorized but not issued or outstanding, and is not deemed treasury stock which is issued but not outstanding, unless a provision in the articles of incorporation so provide. The surviving corporation's articles of incorporation will not so provide.

INCREASE OF NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 80,000,000 AND AUTHORIZATION FOR THE ISSUANCE OF 2,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK

         We propose to increase our authorized Common Stock from 20,000,000 shares to 80,000,000 shares and to authorize the issuance of 2,000,000 shares of "blank check" preferred stock, $.0001 par value. The par value of the Common Stock will remain at $.0001 per share. The Board of Directors believes that providing in the Articles of Incorporation for MPC-Florida for 80,000,000 authorized shares of Common Stock, $.0001 par value [representing an increase of 60,000,000 from MPC-Delaware's Certificate of Incorporation which provided for 20,000,000 shares] as well as authorization for 2,000,000 shares of "blank check" preferred stock, $.0001 par value is in our best interests and our shareholders so as to have issuable additional authorized but unissued shares of Common Stock in an amount adequate to provide for our future needs. The additional shares will be available for issuance from time to time by us at the discretion of the Board of Directors, normally without further shareholder action or notification (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, but not limited to, future acquisitions of property or securities of other corporations, availability for stock option plans, stock dividends, stock splits, equity and convertible debt financings. We have no current plans to make an acquisition of property or securities of another corporation or to engage in a merger (other than described herein), exchange, combination or other similar transaction.

         Such additional shares will also be available for the possible exercise of shares of Common Stock underlying previously issued and currently outstanding stock options issued to certain of our employees and others which options by their terms are either immediately exercisable or have not yet vested.

         The term "blank check" preferred stock generally refers to preferred stock created and issued from time to time in one or more series and with such designations, rights, preferences, conversion rights cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such preferred stock as may be adopted from time to time in the sole discretion by a corporation's board of directors pursuant.

         Additionally, the Articles of Incorporation of MPC-Florida will provide, in accordance with Section 607.10025(7) of the Florida Business Corporation Act, that upon the effectiveness of a combination, as such term in
Section 607.10025(1) of such Act, the authorized shares of the classes or series affected by the combination shall not be reduced or otherwise affected by the percentage by which the issued shares of such class or series were reduced as a result of the combination.

         The complete text of the proposed Articles of Incorporation is set forth as Exhibit B to this Information Statement.

POSSIBLE DISADVANTAGE OF A CHANGE IN DOMICILE

         Despite the belief of the Board of Directors that the proposed Reincorporation is in our best interest and our shareholders, it should be noted that Florida corporation law is not as well developed as Delaware corporation law. The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs of corporations domiciled in that state. The corporation law of Delaware also is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts of Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues and has repeatedly shown its willingness to accelerate the resolution of complex corporate legal issues within the limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the DGCL will continue to be interpreted and construed in significant court decisions, thereby lending predictability to corporate legal affairs.

         The FBCA by contrast is not as well developed and many of the provisions of the FBCA have not yet received as extensive scrutiny and interpretation as the DGCL. However, Florida courts often rely on Delaware decisions to establish their own corporate doctrines, although Delaware decisions are not binding on Florida courts.

TAX CONSEQUENCES OF THE MERGER

         The merger and resulting reincorporation of the Company from Delaware to Florida will constitute a tax-free reorganization within the meaning of
Section 368 (a) (1) (F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by stockholders upon the conversion of our common stock into the surviving corporation's common stock. Each stockholder whose shares are converted into the surviving corporation's common stock will have the same basis in the common stock of the surviving corporation as such stockholder had in our common stock held immediately prior to the effective date of the merger. The stockholder's holding period in the surviving corporation's common stock will, for federal income tax purposes, include the period during which the corresponding shares of the Company's common stock were held, provided such corresponding shares of the Company's common stock were held as a capital asset on the effective date of the merger.

         We will recognize no gain or loss as a result of the merger and reincorporation, and the surviving corporation generally will succeed, without adjustment, to our tax attributes. Because we are based in Florida, we already pay Florida corporate income tax. Changing our state of incorporation will not affect the amount of the corporate income and other taxes payable, other than eliminating liability for the Delaware franchise tax.

         This Information Statement does not contain any information regarding the tax consequences, if any, under applicable state, local or foreign laws, and each stockholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed reincorporation in view of the stockholder's individual circumstances.

STOCKHOLDER APPRAISAL RIGHTS

         Stockholders will not be entitled to appraisal rights in connection with the merger.

                                    ISSUE TWO

                             2001 STOCK OPTION PLAN

         Pursuant to the Written Consent, the Board of Directors and majority shareholders approved the adoption of the Method Product Corp. 2001 Stock Option Plan (the "Plan"). Such Plan will provide for the grant of options to purchase Company common stock to Company employees, directors and consultants. On January 24, 2001 we had approximately 55 employees, directors and consultants.

         We believe that stock options are important to attract, and to encourage the continued employment and service of, employees, directors and consultants. Stock options also align the interests of the option holders with those of Company stockholders.

         The principle provisions of the Plan are outlined below. The summary may not be complete and is qualified in its entirety by the terms of the Plan, a copy of which is attached hereto as Exhibit C. Upon the effective date of the merger between the Company and MPC- Florida, the Plan will be adopted by MPC-Florida as its 2001 Stock Option Plan and each stock option which may be granted thereunder will be converted into a stock option to purchase the same number of shares of MPC-Florida common stock.

         Description of the Plan
         -----------------------

         The Plan generally provides for the issuance, subject to customary adjustment provisions (in share amount and exercise price per share for events such as a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event) of up to 500,000 shares of the Company's common stock to employees, directors, officers, consultants and advisors. The Plan will terminate when share of common stock are no longer available for the grant or exercise of options, unless earlier terminated by the Board. Termination of the Plan shall not effect the terms or conditions of any option granted prior to termination and the terms and conditions of the Plan will survive its termination.

         Administration of Plan
         -----------------------

         The Plan provides by its terms for its administration by the Company's Board of Directors or a committee designated by the Board consisting of two or more members of the Board (the "Administrator"). The Administrator may grant options under the Plan to purchase shares of the Company's common stock to such eligible persons. The Administrator may also determine the terms and conditions of all options which may be granted, including performance measures or other criteria to be satisfied or met as a condition precedent to the grant of an option or the exercisability of all or a portion of an option, the number of shares subject to an option, purchase price, exercise, vesting, and expiration periods, subject, in the case, of incentive stock options ("ISOs"), to applicable ISO rules and regulations. Options granted may be either ISOs or non-statutory stock options ("non-ISOs" or "NSOs").

         ISOs, Generally
         ---------------

         ISOs may only be granted to employees of a company or a subsidiary (as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code")). ISOs must be granted, if at all, within 10 years of the date of the adoption of a stock option plan adopted by a company's board of directors. To the extent that the aggregate Fair Market Value, determined as of the date of grant, of shares of common stock with respect to ISOs are exercisable for the first time by a participant during any calendar year exceeds the amount established by the Code (currently $100,000), such options constitute non-ISOs. "Fair Market Value" generally means the value per share of the common stock on a fully diluted basis, as determined by the corporations's board of directors reasonably and in good faith. However, in the event such corporation's common stock is listed on a national securities exchange or eligible for sale on the Nasdaq National Market System, Fair Market Value shall equal the average closing price, or the average of the closing bid and ask prices, as the case may be, for the 10 trading days ending with the day of the action or event requiring determination of the Fair Market Value. The purchase price per share of common stock purchasable upon exercise of an ISO may not be less than 100% of Fair market Value on the date of grant of the option; provided further that if an ISO is granted to any person who, at the time of grant, owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the subject corporation (or any parent of subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share shall be the price required by the Code in order to constitute an ISO (currently, 110% of Fair Market Value). ISOs may not be exercised later than 10 years after their grant; provided further that ISOs granted to a Ten Percent Holder may not be exercised later than 5 years after their grant date.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

         General. Summarized below are the principle federal income tax consequences of stock option grants under the Plan. Recipients of options under the Plan should consult with their personal tax advisors concerning option grants and transactions in stock acquired pursuant to the Plan.

         All options that do not satisfy the requirements applicable to Incentive Stock Options under Section 422 of the Code are non-statutory options or NSOs. Generally the optionee is not taxed when the NSO is granted. However, when the option is exercised, the option is taxable, subject to certain restrictions contained in Section 83 of the Code. Section 83(a) provides that the receipt of stock that is subject to a substantial risk of forfeiture or that is nontransferable does not result in taxable income until the restriction(s) lapses. Upon lapse of the restriction, the employee recognizes compensation income (taxable at the rate applicable to ordinary income) in the amount of the spread between the value of the stock and the amount, if any, the employee paid for the stock. The employer must withhold employment taxes on this income, and generally may deduct the amount the employee includes in income as an ordinary business expense under Code Section 162.

         If the stock received upon exercise of an NSO is subject to a "substantial risk of forfeiture" or is nontransferable, the employee may elect the tax treatment available under Section 83(b) of the Code. If the employee files the election in accordance with Section 83(b) no later than 30 days after exercise of the option into non-vested stock, the employee will include in gross income the excess of the fair market value of the stock at the time of the transfer over the amount, if any, paid for it. If the election is made, the employee does not recognize any additional taxable income when the restrictions on the stock lapse, and. assuming the stock is held as a capital asset by the employee, the employee will recognize a capital gain or loss when the stock is sold. The employer is required to withhold employment taxes at the time the election is made, and generally is entitled to deduct the amount the employee includes in income.

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER

         THIS PLAN AND AGREEMENT OF MERGER, dated ____________, 2001 ("Agreement"), is entered into between Method Products Corp., a Florida corporation ("MPC- Florida"), and Method Products Corp., a Delaware corporation ("MPC-Delaware).

                                    RECITALS

         A. The respective Boards of Directors of MPC-Florida and MPC-Delaware believe that the best interests of MPC-Florida and MPC-Delaware and their respective stockholders will be served by the merger of MPC-Delaware with MPC-Florida under and pursuant to the provisions of this Agreement and the Delaware General Corporation Law and the Florida Business Corporation Act.

         B. MPC-Delaware has an aggregate authorized capital of 20,000,000 shares of common stock, par value $.0001 per share ("MPC Stock"). On _________, 2001, there were _____________ shares of MPC-Delaware Common Stock issued and outstanding.

         C. MPC-Florida has an aggregate authorized capital stock of 82,000,000 shares consisting of 80,000,000 million shares of Common Stock, par value $.0001 per share ("MPC- Delaware Common Stock') and 2,000,000 shares of blank check preferred stock, par value $.0001 par value ("MPC-Florida Preferred Stock). On the date hereof, there were no shares of MPC- Florida Common Stock or MPC-Florida Preferred Stock issued and outstanding.

                                    AGREEMENT

         In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

         1. Merger. MPC-Delaware shall be merged with and into MPC-Florida ("Merger").

         2. Effective Date. The Merger shall become effective immediately upon the later of the filing of this Agreement or a certificate of merger with the Secretary of State of Delaware in accordance with Delaware General Corporation Law and the filing of articles of merger with the Secretary of State of Florida in accordance with the Florida Business Corporation Act. The time of such effectiveness is hereinafter called the "Effective Date."

         3. Surviving Corporation. MPC-Florida shall be the surviving corporation and shall continue to be governed by the laws of the State of Florida. The separate corporate existence of MPC-Delaware shall cease on the Effective Date.

         4. Articles of Incorporation. The Articles of Incorporation of MPC-Florida as it exists on the Effective Date shall be the Articles of Incorporation of MPC-Florida following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Florida.

         5. Bylaws. The Bylaws of MPC-Florida as they exist on the Effective Date shall be the Bylaws of MPC-Florida following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Florida.

         6. Board of Directors and Officers. The members of the Board of Directors and the officers of MPC-Delaware immediately prior to the Effective Date shall be the members of the Board of Directors and the officers, respectively, of MPC-Florida following the Effective Date, and such persons shall serve in such offices for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

         7. Conversion of Outstanding MPC-Delaware Stock. Upon the Effective Date, each issued and outstanding share of MPC-Delaware Common Stock and all rights in respect thereto shall be converted into one fully paid and nonassessable share of MPC-Florida Common Stock, and each certificate representing shares of MPC-Delaware Common Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of MPC-Florida Common Stock as set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of MPC-Delaware Common Stock may, at such shareholder's option, surrender the same to MPC-Florida's registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of MPC-Florida Common Stock as are represented by the MPC-Delaware certificate(s) surrendered to MPC-Florida's registrar and transfer agent.

         8. Stock Options, Warrants and Convertible Debt. Upon the Effective Date, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of MPC-Delaware Common Stock shall be converted into a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase the same number of shares of MPC-Florida Common Stock, and each certificate, agreement, note or other document representing such stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of MPC-Delaware Common Stock shall for all purposes be deemed to evidence the ownership of a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of MPC-Florida Common Stock.

         9. Rights and Liabilities of MPC-Florida. On and after the Effective Date, and all in the manner of and as more fully set forth in Section 607.1106 of the Florida Business Corporation Act and Section 259 of the Delaware General Corporation Law, the title to all real estate and other property, or any interest therein, owned by each of MPC-Delaware and MPC- Florida shall be vested in MPC-Florida without reversion or impairment; MPC-Florida shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal and mixed, of each of MPC-Delaware and MPC-Florida without reversion or impairment; MPC-Florida shall thenceforth be responsible and liable for all the liabilities and obligations of each of MPC-Delaware and MPC- Florida; any claim existing or action or proceeding pending by or against MPC-Delaware or MPC-Florida may be continued as if the Merger did not occur or MPC-Florida may be substituted for MPC-Delaware in the proceeding; neither the rights of creditors nor any liens upon the property of MPC-Delaware or MPC-Florida shall be impaired by the Merger; and MPC-Florida shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

         10. Termination. This Agreement may be terminated and abandoned by action of the respective Boards of Directors of MPC-Delaware and MPC-Florida at any time prior to the Effective Date, whether before or after approval by the stockholders of either or both of the parties hereto.

         11. Amendment. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Date; provided that an amendment made subsequent to the approval of this Agreement by the stockholders of either of the parties hereto shall not: (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto, (b) change any term of the Articles of Incorporation of MPC-Florida, or (c) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of either party hereto.

         12. Registered Office. The registered office of MPC-Florida in the State of Florida is located at 100 NE Third Avenue, Suite 610, Fort Lauderdale, Florida 33301, and Kipnis Tescher Lippman & Valinsky, P.A. is the registered agent of MPC-Florida at such address.

         13. Inspection of Agreement. Executed copies of this Agreement will be on file at the principal place of business of MPC-Florida at 2101 NE 33rd Street, Suite 600A, Pompano Beach, Florida 33069. A copy of this Agreement shall be furnished by MPC-Florida, on request and without cost, to any stockholder of either MPC-Delaware or MPC-Florida.

         14. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Florida.

         15. Service of Process. On and after the Effective Date, MPC-Florida agrees that it may be served with process in Delaware in any proceeding for enforcement of any obligation or MPC-Delaware or MPC-Florida arising from the Merger.

         16. Designation of Delaware Secretary of State as Agent for Service of Process. On and after the Effective Date, MPC-Florida irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any suit or other proceeding to enforce the rights of any stockholders of MPC-Delaware or MPC-Florida arising from the Merger. The Delaware Secretary of State is requested to mail a copy of any such process to MPC at 2101 NE 33rd Street, Suite 600A, Pompano Beach, Florida 33069, Attention: Mark Antonucci.

         IN WITNESS WHEREOF, each of the parties hereto, pursuant to authority duly granted by their respective Board of Directors, has caused this Plan and Agreement of Merger to be executed, respectively, by its Chief Executive Officer and attested by its Secretary.

                                          METHOD PRODUCTS CORP.,
                                          a Florida corporation


ATTEST:

                                          By:
------------------------------                -----------------------------
Secretary                                     Its: Chief Executive Officer



                                          METHOD PRODUCTS CORP.,
                                          a Delaware corporation

ATTEST:

                                          By:
------------------------------                -----------------------------
Secretary                                     Its: Chief Executive Officer

                                   EXHIBIT B

                            ARTICLES OF INCORPORATION
                                       OF
                              METHOD PRODUCTS CORP.

         The undersigned, a natural person competent to contract, does hereby make, subscribe and file these Articles of Incorporation for the purpose of organizing a corporation under the laws of the State of Florida.

                                   ARTICLE ONE
                                      NAME

         The name of the Corporation is: Method Products Corp.

                                   ARTICLE TWO
                      PRINCIPLE OFFICE AND MAILING ADDRESS

         The principal office and mailing address of the Corporation is:

                              Method Products Corp.
                         2101 NW 33rd Street, Suite 600A
                          Pompano Beach, Florida 33069


                                  ARTICLE THREE
                     REGISTERED AGENT AND REGISTERED OFFICE

         The name and post office address of the Corporation's registered agent is:

                               Jay Valinsky, Esq.
                        Kipnis Tescher Lippman & Valinsky
                           100 Northeast Third Avenue
                            Fort Lauderdale, FL 33301

                                  ARTICLE FOUR
                                  INCORPORATOR

         The name and post office address of the initial incorporator is:

                               Jay Valinsky, Esq.
                        Kipnis Tescher Lippman & Valinsky
                           100 Northeast Third Avenue
                            Fort Lauderdale, FL 33301

                                  ARTICLE FIVE
                                  CAPITAL STOCK

         The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be 82,000,000 which are to be divided into two classes as follows:

         80,000,000 shares of common stock, par value $.0001 per share; and 2,000,000 shares of preferred stock, par value $.0001 per share.

         The preferred stock may be created and issued from time to time in one or more series and with such designations, rights, preferences, conversion rights cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such preferred stock as may be adopted from time to time in the sole discretion by the Corporation's Board of Directors pursuant to the authority in this paragraph given.

         In accordance with Section 607.10025(7) of the Florida Business Corporation Act, upon the effectiveness of a combination, as such term in
Section 607.10025(1) of such Act, the authorized shares of the classes or series affected by the combination shall not be reduced or otherwise affected by the percentage by which the issued shares of such class or series were reduced as a result of the combination.

                                   ARTICLE SIX
                                 INDEMNIFICATION

         The Corporation shall indemnify any director, officer, employee or agent of the Corporation to the fullest extent permitted by Florida law.

                                         INCORPORATOR:



                                          ------------------------------
                                          Jay Valinsky, Esq.

         THE UNDERSIGNED, named as the registered agent in Article Three of these Articles of Incorporation, hereby accepts the appointment as such registered agent, and acknowledges that he is familiar with, and accepts the obligations imposed upon registered agents under the Florida Business Corporation Act, including specifically Section 607.0505.

                                          REGISTERED AGENT:


                                          -----------------------
                                          Jay Valinsky, Esq.

                                    EXHIBIT C

                              METHOD PRODUCTS CORP.
                             2001 STOCK OPTION PLAN

I.       INTRODUCTION

1.1 Purposes. The purposes of the 2001 Stock Option Plan (the "Plan") of Method Products Corp. (the "Company") are (i) to align the interests of the Company's stockholders and the recipients of Options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success,
(ii) to advance the interests of the Company by attracting and retaining directors, officers, other employees, consultants and advisors and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2. Administration. This Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee (the "Committee") designated by the Board consisting of two or more members of the Board. The Board or Committee, as applicable, is referred to herein as the "Administrator." The Administrator may designate an individual in the Management of the Company to assist the Administrator in conducting the day-to-day activities of administering the Plan on its behalf (the "Manager"). The Manager shall have the rights, duties and powers to act on behalf of the Administrator, pursuant to the Administrator's directives, and such acts of the Manager shall be final and binding upon the Plan.

         Subject to the terms of this Plan, the Administrator shall select eligible persons for participation in this Plan and shall determine the number of shares of Common Stock subject to each Option granted hereunder, the date of grant and exercise price of such Option, and all other terms and conditions of such Option, including, without limitation, the form of the Option agreement. The Administrator may take action whereby all Common Stock available under this Plan, whether or not then subject to an outstanding Option, shall be converted pursuant to any reorganization, merger, consolidation, sale of assets or other transaction or event (the "Conversion Event"). In the event of a Conversion Event the purchase price per share of each Optionee's Option (the "Option Price") shall be appropriately adjusted by the Administrator (whose determination shall be final, binding and conclusive). Adjustments to be made to an Option Price pursuant to a Conversion Event shall be made without an increase in the aggregate of the Option Price.

         Further, the Administrator shall interpret the provisions of this Plan, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose conditions with respect to the grant, such as limiting competitive employment or other activities of the Optionee. The Administrator's interpretations, rules, regulations and conditions shall be final, binding and conclusive. Each Option shall be evidenced by a written agreement (the "Option Agreement") between the Company and the Optionee setting forth the terms and conditions of such Option.

         A majority of the members of the Administrator shall constitute a quorum. The acts of the

Administrator shall be either (i) acts of a quorum of the Administrator present at any meeting or (ii) acts approved in writing by all of the members of the Administrator without a meeting.

1.3 Eligibility. Participants in this Plan shall consist of directors, officers, other employees, consultants and advisors, and persons expected to become directors, officers, other employees, consultants and advisors of the Company and its subsidiaries from time to time (the Subsidiaries") as the Administrator in its sole discretion may select from time to time. For purposes of this Plan, references to employment by the Company may also mean employment by a Subsidiary and service to the Company or a Subsidiary. The Administrator's selection of a person to participate in this Plan at any time shall not require the Administrator to select such person to participate in this Plan at any other time.

1.4 Shares Available. Subject to adjustment as provided in Section 3.7 hereof, Five Hundred Thousand (500,000) shares of Common Stock, par value $0.0001 per share of the Company (the "Common Stock") shall be available for grants of Options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding Options. To the extent that shares of Common Stock subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Option (other than by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of such Option, or to satisfy all or a portion of the tax withholding obligations relating to such Option), then such shares of Common Stock shall again be available under this Plan. Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock in the Plan, or authorized and issued Options reacquired and held in the Plan.

II.      STOCK OPTIONS

2.1 Grants of Stock Options. The Administrator may grant Options to purchase shares of Common Stock to such eligible persons as may be selected by the Administrator. Each Option, or portion thereof, that is not an Incentive Stock Option, shall be a "Non-Statutory Stock Option". An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any subsidiary (as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code")). An "Incentive Stock Option" shall mean an Option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Administrator to constitute an Incentive Stock Option. Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. To the extent that the aggregate Fair Market Value, as defined below (determined as of the date of grant), of shares of Common Stock with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such Options shall constitute Non-Statutory Stock Options. "Fair Market Value" of the Common Stock (or other capital securities) means the value per share of the Common Stock (or other capital securities), on a fully diluted basis, as determined by the Board reasonably and in good faith. Notwithstanding the foregoing, if the Common Stock or other capital securities are listed on a national securities exchange or eligible for sale on the NASDAQ National Market, Fair Market Value shall equal the average closing price, or the average of the closing bid and ask prices, as the case may be, for the 10 trading days ending with the day of the action or event requiring determination of the Fair Market Value hereunder.

2.2 Terms of Stock Options. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Administrator shall deem advisable:

         (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an Option and the purchase price per share of Common Stock purchasable upon exercise of the Option shall be determined by the Administrator; PROVIDED, HOWEVER, that the purchase price per share of Common Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to any person who, at the time such Option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110 % of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

         (b) Option Period and Exercisability. The period during which an Option may be exercised shall be determined by the Administrator; PROVIDED, HOWEVER, that no Incentive Stock Option shall be exercised later than ten (10) years after its date of grant; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such Option shall not be exercised later than five (5) years after its date of grant. The Administrator may establish performance measures or other criteria which shall be satisfied or met as a condition precedent to the grant of an Option or to the exercisability of all or a portion of an Option. The Administrator shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

         (c) Method of Exercise. An Option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full either (A) by certified or bank check payable to the order of the Company, (B) by wire transfer of immediately available funds to an account designated by the Company in writing, (C) through a broker-assisted cashless exercise procedure that affords the Optionee the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay such obligation, or (D) by any combination of the foregoing, (ii) by executing such documents as the Company may reasonably request, and (iii) resolving any withholding requirements per Section 3.5 below. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing

Common Stock shall be delivered until the full purchase price therefor has been paid (or written arrangement made and executed by the Company for such payment in full by the Optionee has been made).

2.3 Termination of Employment or Service. Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of an Option upon a termination of employment with the Company of the holder of such Option, whether by reason of disability, retirement, death or any other reason, shall be determined by the Administrator, Optionee's Option Agreement and Optionee's written Employment Agreement with the Company, if any. When in conflict, Optionee's written Employment Agreement with the Company shall control, supersede or add to the provisions of this Plan and/or Optionee's Option Agreement.

III.     GENERAL TERMS

3.1 Effective Date and Term of Plan. The effective date of this Plan is _______________, 2001. No Option may be exercised prior to such date. This Plan shall terminate when shares of Common Stock are no longer available for the grant or exercise of Options, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any Option granted prior to termination, and the terms and conditions hereof shall survive termination of the Plan.

3.1. Amendments. The Board may amend this Plan as it deems advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 422 of the Code; PROVIDED, HOWEVER, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 3.7 hereof) or (b) effect any change inconsistent with
Section 422 of the Code. No amendment may impair the rights of a holder of an outstanding Option without the consent of such holder.

3.3 . Agreement. No Option shall be valid until an Option Agreement is executed by the Company and the Optionee and, upon execution by the Company and the Optionee and delivery of the Option Agreement to the Company, such Option shall be effective as of the effective date set forth in the Option Agreement.

3.4 Non-Transferability. Unless otherwise specified in the Agreement relating to an Option, no Option hereunder shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, each Option may be exercised during the Optionee's lifetime only by the Optionee or the Optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no Option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Option hereunder, such Option and all rights thereunder immediately become null and void.

3.5 Tax Withholding. The Company shall have the right to require concurrent with the notice to exercise and prior to the issuance or delivery of any shares of Common Stock, payment by the Optionee of any Federal, state, local or other taxes, including pursuant to the terms of the Optionee's Option Agreement, which may be required to be withheld or paid in connection with an Option hereunder. An Agreement may provide that (a) the Company, in its sole discretion, will withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the Option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the Option (the "Tax Date") in the amount necessary to satisfy any such obligation or (b) the Optionee may satisfy any such obligation by any of the following means: (i) by certified or bank check payable to the order of the Company, (ii) by wire transfer of immediately available funds to an account designated by the Company in writing, (iii) through a broker-assisted cashless exercise procedure that affords the Optionee the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the applicable taxes, (iv) or (iv) by any combination of the foregoing. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Optionee.

3.6 Restrictions on Shares. Each Option hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such Option upon any securities exchange or under any law, or the consent OR approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise of such Option or the delivery of shares thereunder, such Option shall not be exercised and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any Option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

3.7 Adjustment. In the event of a Conversion Event the number and class of securities subject to each outstanding Option, and the Option Price, shall be appropriately adjusted by the Administrator, such adjustments to be made in the case of outstanding Options without an increase in the aggregate Option price. The decision of the Administrator regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an Option under this Plan, the Company shall pay the Optionee, in connection with the first exercise of the Option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (a) the fraction of such security (rounded to the nearest hundredth) by (b) the excess, if any, of (i) the Fair Market Value on the exercise date over (ii) the exercise price of the Option.

3.8 No Right of Participation or Employment. Neither this Plan nor any Option granted hereunder shall confer upon the Optionee any right to affect the administration of this Plan, or confer upon the Optionee the right to continued employment with the Company.

3.9 Rights as Stockholder. No person shall have any rights as a stockholder of the Company with respect to any shares of Common Stock which are subject to an Option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

3.10 Designation of Beneficiary. If permitted by the Company, an Optionee may file with the Administrator a written designation of one or more persons as such Optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the Optionee's death. To the extent an outstanding Option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Option. Each beneficiary designation shall become effective only when filed in writing with the Administrator during the Optionee's lifetime on a form prescribed by the Administrator. The spouse of a married Optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Administrator of a new beneficiary designation shall cancel all previously filed beneficiary designations. If an Optionee fails to designate a beneficiary, or if all designated beneficiaries of an Optionee predecease the Optionee, then each outstanding Option hereunder held by such Optionee, to the extent exercisable, may be exercised by such Optionee's executor, administrator, legal representative or similar person.

3.11 Governing Law. This Plan, each Option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Florida and construed in accordance therewith without giving effect to principles of conflicts of laws.

3.12 Foreign Employees. Without amending this Plan, the Administrator may grant Options to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

                                [DRAFT FORM OF]
                             STOCK OPTION AGREEMENT
                                  FOR EMPLOYEES

         Method Products Corp., a Delaware corporation (the "Company"), hereby grants to _________________ (the "Optionee") this ____ day of ______________,
200_ (the "Option Date"), pursuant to the provisions of the 2001 Stock Option Plan (the "Plan"), a [non-qualified] option to purchase from the Company (the "Option") _________ shares of its Common Stock, $.0001 par value ("Stock"), at the price of $_____ share (the "Option Price") upon and subject to the terms and conditions set forth below. References to employment by the Company shall also mean employment by a Subsidiary. Capitalized terms not defined herein shall have the meanings specified in the Plan.

         1. Option Subject to Acceptance of Amendment. The Option shall be null and void unless the Optionee shall accept this Agreement by executing it in the space provided below for Optionee's signature and returning such original execution copy to the Company within fifteen (15) days of receipt of the Option by Optionee from the Company.

         2. Time and Manner of Exercise Option.
            -----------------------------------

                  2.1 Maximum Term of Option. In no event may the Option be exercised in whole or in part after 5:00 p.m. (Eastern Standard Time) on the ten
(10) year anniversary of the Option Date (the "Expiration Date");

                  2.2 Vesting and Exercisability.
                       --------------------------

                           (a) Vesting Schedule. Subject to Sections 2.2(b), 2.3
and 2.4, the Option shall vest and be exercisable on and after the dates set forth below as to the number of shares of Stock determined by multiplying the percentage indicated below on the Vesting Schedule by the total number of shares subject to the Option on the Option Date.

                                VESTING SCHEDULE
                                ----------------

VESTING DATE                                        AGGREGATE PERCENTAGE VESTED
Option Date:                                        ___%
First anniversary of option grant                   ___%
Second anniversary of option grant                  ___%
Third anniversary of option grant                   ___%
Fourth anniversary of option grant                  ___%

                           (b) Method of Exercise. Subject to the limitations
set forth in this Agreement, the Option may be exercised by the Optionee by giving written notice to the Company in accordance with Section 4.4 specifying the number of shares of Stock to be purchased and accompanied by payment for the Stock in full either (i) by certified or bank check payable to the order of the Company, (ii) by wire transfer of immediately available funds to an account designated by the Company in writing, or (iii) through a broker-assisted cashless exercise procedure that affords the Optionee the opportunity to sell immediately some or all of the Stock underlying the exercised portion of the Option in order to generate sufficient cash to pay for the Exercise of the Option. Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in accordance with this Section 2.2(b) by the Optionee. No certificate representing a share of Stock shall be delivered until the full purchase price for the Stock has been paid in accordance with this Section 2.2(b).

                  2.3 Termination of Employment prior to Exercisability Date.
                      ------------------------------------------------------

                           (a) Termination Not For Cause, Disability, Retirement
or Death. If the Optionee's employment with the Company terminates prior to the Exercisability Date for reason other than a Termination For Cause as defined in
Section 2.4(b), or because of Disability, Retirement on or after age 60 (after a minimum of 10 years of employment with the Company ("Retirement")) or Death, the Option shall be vested only to the extent it is vested in accordance with the Vesting Schedule on the effective date of the Optionee's termination of employment or date of Death and, subject to Section 2.2(b), the Vested Options may thereafter be exercised by the Optionee or the Optionee's Legal Representative or Permitted Transferees, as the case may be, until and including the latest to occur of (i) the date which is the five (5) year anniversary of the Option Date or (ii) the date which is one (1) year after the effective date of the Optionee's termination of employment or date of Death; PROVIDED, HOWEVER, that in no event may the Option be exercised after the Expiration Date. For purposes of this Agreement, "Disability" shall mean the Optionee's inability, due to physical or mental incapacity, to substantially perform the Optionee's duties and responsibilities for a period of one hundred and eighty (180) consecutive days; PROVIDED, HOWEVER, that for any individual Optionee who has entered into an employment agreement with the Company in writing (the "Employment Agreement"), where certain terms and conditions of the Employment Agreement differ from or are in addition to the terms and conditions of this
Section 2.3 (a) or Section 2.2(a), then such different or additional terms and conditions of the Employment Agreement shall be controlling, binding and incorporated into the terms and conditions of this Section 2.3(a) and Section 2.2(a).

                           (b) Termination For Cause. Notwithstanding any
provision of the Plan or this Agreement, if the Optionee's employment with the Company is Terminated For Cause as defined in Section 2.4(b) below prior to the Exercisability Date the Option, whether partially or fully vested, shall terminate automatically on the effective date of the Optionee's termination of employment for cause.

                  2.4 Termination, Retirement or Death.
                      --------------------------------

                           (a) If the Optionee's employment with the Company
terminates on or after the Exercisability Date by reason of Disability, Retirement or Death, the Option shall be vested only to the extent it is vested in accordance with the Vesting Schedule on the effective date of the Optionee's termination of employment or date of Death and may thereafter be exercised by the Optionee, Optionee's Legal Representative or Permitted Transferees until and including the date which is one (1) year after the effective date of the Optionee's termination of employment or date of Death; PROVIDED, HOWEVER, that in no event may the Option be exercised after the Expiration Date.

                           (b) Termination For Cause. If the Optionee's
employment with the Company is Terminated For Cause on or after the Exercisability Date, the Option shall be vested only to the extent it is vested in accordance with the Vesting Schedule on the effective date of the Optionee's Termination For Cause of employment, and may thereafter be exercised by the Optionee or the Optionee's Legal Representative in accordance with Section 2.2(b); PROVIDED, HOWEVER, Optionee's Vested Options can only be Exercised until and including the earliest to occur of (i) the date that is five (5) business days after the effective date of the Optionee's Termination For Cause of employment or (ii) the Expiration Date. For purposes of this Agreement, "Termination For Cause" is defined as a termination for: (i) willful failure to substantially perform duties to the Company; (ii) willful breach of confidentiality, non-disclosure or non-compete obligations to the Company;
(iii) conviction of, or plea of nolo contendere to, any felony involving dishonesty or moral turpitude; or (iv) conviction for fraud, embezzlement or other act of dishonesty that causes material injury to the Company or any of its Affiliates.

                           (c) Other Terminations. If the Optionee's employment
with the Company terminates on or after the Exercisability Date for any reason other than Disability, Retirement, Termination For Cause or Death, the Option shall be vested only to the extent it is vested in accordance with the Vesting Schedule on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earliest to occur of (i) the date that is 90 days after the effective date of the Optionee's termination of employment or
(ii) the Expiration Date.

                  2.5 Death Following Termination of Employment. If the Optionee dies during the period set forth in Section 2.3(a) following termination of employment prior to the Exercisability Date by reason of Disability or Retirement, during the period set forth in Section 2.4(a) following termination of employment on or after the Exercisability Date by reason of Disability or Retirement, during the period set forth in 2.4(b) following Termination For Cause on or after the Exercisability Date, or during the period set forth in
Section 2.4(c) following termination of employment on or after the Exercisability Date for any reason other than Disability, Retirement, Termination For Cause or Death, the Option shall be vested only to the extent it is vested on the date of death in accordance with the Vesting Schedule, and subject to Section 2.2(b), the Option may thereafter be exercised by the Optionee's Legal Representative until and including the last date on which the Option may be exercised as determined under Section 2.3(a), 2.4(a), 2.4(b), or 2.4(c).

         3. Additional Terms and Conditions of Option.

                  3.1 Non-transferability of Option. The Option may not be transferred by the Optionee other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, during the Optionee's lifetime the Option is exercisable only by the Optionee or the Optionee's Legal Representative. Except to the extent permitted by the foregoing, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

                  3.2 Withholding Taxes.
                      ------------------

                           (a) As a condition precedent to the delivery of Stock
upon exercise of the Option the Optionee shall upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to such exercise of the Option. If Optionee shall fail to advance Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Optionee.

                           (b) The Optionee may elect to satisfy his or her
obligation to advance the Required Tax Payments by any of the following means:
(1) by certified or bank check payable to the order of the Company, (2) by wire transfer of immediately available funds to an account designated by the Company in writing, or (3) through a broker-assisted cashless exercise procedure that affords the Optionee the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the Required Tax Payments. Any fraction of a share of Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Optionee in accordance with this Section 3.2(b).

                  3.3 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Option and the purchase price per security shall be appropriately adjusted by the Administrator without an increase in the aggregate purchase price. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Optionee, in connection with the first exercise of the Option occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the exercise date over (B) the exercise price of the Option. The decision of the Administrator regarding any such adjustment shall be final, binding and conclusive.


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

                  3.4 Delivery of Certificates. Upon the exercise of the Option, in whole or in part, the Company shall deliver or cause to be delivered one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in
Section 3.2.

                  3.5 Option Confers No Rights as Stockholder. The Optionee shall not be entitled to any privileges of ownership with respect to shares of Stock subject to the Option unless and until purchased and delivered upon the exercise of the Option, in whole or in part, and the Optionee becomes a stockholder of record with respect to such delivered shares.

                  3.6 Option Confers No Rights to Continued Employment. In no event shall the granting of the Option or its acceptance by the Optionee give or be deemed to give the Optionee any right to continued employment by the Company.

                  3.7 Decisions of Administrator. The Administrator shall have the right to resolve all questions that may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Administrator regarding the Plan or this Agreement shall be final, binding and conclusive.

                  3.8 Company to Reserve Shares. The Company shall at all times prior to the expiration or termination of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares subject to the Option from time to time.

                  3.9 Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Optionee hereby acknowledges receipt of a copy of the Plan.

         4. Miscellaneous Provisions.

                  4.1 Designation as Nonqualified Stock Option. The Option is hereby designated as not constituting an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. This Agreement shall be interpreted and treated consistently with such designation.

                  4.2 Meaning of Certain Terms. "Legal Representative" shall include an executor, administrator, legal representative, guardian or similar person and "Permitted Transferee" shall include any transferee (i) pursuant to a transfer permitted under Section 3.4 of the Plan or (ii) designated pursuant to this section.

                  4.3 Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death


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

of the Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

                  4.4 Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Method Products Corp., 2101 NW 33rd, Pompano Beach, Florida 33069, Attention: Chief Financial Officer, and if to the Optionee, to ___________________________. All notices, requests or other communications provided for in this Agreement shall be made in writing to the address as stated in this Section 4.4 either by personal delivery or certified mail. (b). If a notice, request or other communication sent to the Company by Optionee pursuant to this Option agreement is not received by the Company during regular business hours it shall be deemed to be received by the Company on the next succeeding business day of the Company.

                  4.5 Governing Law; Jurisadiction; Venue; Attorney's Fees. This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Florida and construed in accordance therewith without giving effect to principles of conflicts of laws. Jurisdiction and venue for any action and/or proceeding relating to or arising out of this Agreement shall be in the federal and/or state courts located in Broward County, Florida. The prevailing party in any such action and or proceeding shall be entitled to recover its reasonable attorney's fees and costs from the other party.

                  4.6 Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

METHOD PRODUCTS CORP.                       Accepted:


By: -----------------------------------     -----------------------------------
     Name:                                   Optionee
     Title:


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